UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2023

TERRA SECURED INCOME FUND 5, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55780	90-0967526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☒

Item 7.01. Regulation FD Disclosure.

Terra Secured Income Fund 5, LLC (the “Company”) makes substantially all of its investments, and conducts substantially all of its real estate lending business, through Terra Property Trust, Inc., a Maryland corporation (“TPT”). As previously disclosed, on June 27, 2023, TPT entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Western Asset Mortgage Capital Corporation, a Delaware corporation (“WMC”).

On July 27, 2023, WMC notified TPT that its board of directors determined that a proposal from AG Mortgage Investment Trust, Inc. (“MITT”) to acquire WMC was a “Parent Superior Proposal” under the Merger Agreement and that WMC’s board of directors intended to terminate the Merger Agreement unless WMC received a revised proposal from TPT by a specified deadline such that the WMC board of directors determined that MITT’s proposal was no longer a “Parent Superior Proposal.”

On August 8, 2023, WMC terminated the Merger Agreement pursuant to its terms (the “Termination”), and TPT was paid a termination fee of $3,000,000.

Upon the Termination, the amended and restated management agreement TPT entered into with WMC and Terra REIT Advisors, LLC on June 27, 2023, terminated in accordance with its terms. TPT continues to be managed by TRA pursuant to the terms of the existing amended and restated management agreement, dated February 8, 2018, between TPT and TRA.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities indicated* hereunto duly authorized.

TERRA SECURED INCOME FUND 5, LLC

Date: August 10, 2023	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer

* The registrant is a limited liability company managed by Terra Fund Advisors, LLC, its sole and managing member, and the signatory is signing in his capacity as an officer of Terra Fund Advisors, LLC.